                                                                    EXHIBIT 10.1

                               FIFTH AMENDMENT TO
                                CREDIT AGREEMENT

      THIS FIFTH AMENDMENT to Credit Agreement (this "Amendment") dated as of December 23, 2004 is by and among Ardent Health Services, Inc., a Delaware corporation (the "Borrower"), the Guarantors, the Lenders party hereto and Citicorp North America, Inc., as Administrative Agent (in such capacity, "CNAI" or the "Administrative Agent") on behalf of itself and the Lenders. All capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (as defined below).

                               W I T N E S S E T H

      WHEREAS, a credit facility was established in favor of the Borrower pursuant to the terms of that certain Credit Agreement dated as of August 19, 2003 among the Borrower, the Guarantors, the Lenders and CNAI (as successor to Bank One, NA), as Administrative Agent, as amended by that certain First Amendment to Credit Agreement dated as of December 31, 2003, that certain Second Amendment to Credit Agreement dated as of July 12, 2004, that certain Third Amendment to Credit Agreement dated as of August 12, 2004 and that certain Fourth Amendment to Credit Agreement dated as of November 12, 2004 (as further amended, modified and supplemented from time to time, the "Credit Agreement");

      WHEREAS, the Borrower has requested the Required Lenders and the Required Revolving Lenders to amend the Credit Agreement as set forth herein; and

      WHEREAS, the Required Lenders and the Required Revolving Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

      NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Amendments. The Credit Agreement is amended in the following respects:

            (a) The following definitions are hereby added to Section 1.01 in the appropriate alphabetical order and shall read as follows:

                  "Operative Period" means the period from the Fifth Amendment
            Effective Date through the earlier of (i) the date all financial statements of the Parent and its Subsidiaries required by Section
            7.01 for the fiscal quarter ended September 30, 2004 and for the fiscal year ended December 31, 2004 as well as all financial statements that are being restated pursuant to Section 7.01(d) are delivered to the Administrative Agent and the Lenders and (ii) May 2, 2005.

                  "Fifth Amendment Effective Date" means December 23, 2004.

                  "Samaritan Hospital" means that certain hospital located at
            310 South Limestone Street in Lexington, Kentucky.

            (b) The definition of "Permitted Acquisition" in Section 1.01 is hereby amended by adding the following new sentences to the end of such definition to read as follows:

                  Notwithstanding clauses (c)(iv), (v) and (vii) of the first sentence of this definition, during the Operative Period the Loan Parties shall be permitted to make Acquisitions of behavioral hospitals and assets related thereto in an aggregate amount not to exceed $11,000,000; provided that each such behavioral hospital shall have attained a positive EBITDA for the most recent twelve-month period preceding such Acquisition, for which financial statements are available; provided that such Acquisition is otherwise consummated in compliance with each other provision in clause (c) of this definition. For purposes of the preceding sentence, "EBITDA" shall mean, for the applicable twelve-month period, the sum of (i) net income of the applicable behavioral hospital for such period, (ii) an amount which in the determination of net income of such behavioral hospital for such period has been deducted for interest expense, taxes and depreciation and amortization expense, all as determined in accordance with GAAP,
            (iii) any non-recurring fees, charges and cash expenses which in the determination of net income of such behavioral hospital for such period has been deducted, and (iv) any other non-cash charges which in the determination of net income of such behavioral hospital for such period has been deducted.

            (c) A new proviso is hereby added immediately prior to the semicolon (";") now appearing at the end of Section 7.01(a)(i) to read as follows:

            ; provided that, notwithstanding the foregoing, with respect to the fiscal year ended December 31, 2004 only, the Loan Parties shall have until May 2, 2005 to deliver to the Administrative Agent and the Lenders all the financial statements required by Section 7.01(a)(i) as of the end of the fiscal year ended December 31, 2004

            (d) A new proviso is hereby added immediately prior to the period (".") now appearing at the end of Section 7.01(a)(ii) to read as follows:

            ; provided that, notwithstanding the foregoing, with respect to the fiscal year ended December 31, 2004 only, the Loan Parties shall have until May 2, 2005 to deliver to the Administrative Agent and the Lenders all the financial statements required by Section 7.01(a)(ii) as of the end of the fiscal year ended December 31, 2004

            (e) Section 7.01(b)(i) is hereby amended by deleting the reference to "January 14, 2005" in such Section and replacing it with "May 2, 2005."

            (f) Section 7.01(b)(ii) is hereby amended by deleting the reference to "January 14, 2005" in such Section and replacing it with "May 2, 2005."

            (g) Section 7.01(d) is hereby amended to read as follows:

                  In the event that the Loan Parties shall be required, or shall elect at the advice of their independent auditor, to restate any financial statements of the Parent and its Subsidiaries delivered prior to the Fourth Amendment Effective Date pursuant to this Agreement upon the completion of the Loan Parties' internal review of accounting practices at Lovelace conducted and concluded prior to May 2, 2005, no breach of this Agreement prior to the Fourth Amendment Effective Date due to the failure to timely deliver the financial statements that are subject to such restatement under this
            Section 7.01(d) or due to the inaccuracy of any representation delivered or deemed delivered pursuant to Section 6.05(a), (b), (d) or (e) or Section 6.15 due to the inaccuracy of previously delivered financial statements shall be deemed to have occurred or resulted therefrom unless and until the Loan

            Parties shall fail to deliver to the Administrative Agent and the Lenders (i) on or prior to May 2, 2005 any such restated financial statements in accordance with the terms hereof and (ii) on or before the date that is twenty-one (21) days after the delivery of the financial statements for the fiscal year ended December 31, 2004, a duly completed Compliance Certificate in accordance with 7.02(b) for the fiscal year ending December 31, 2004 demonstrating compliance with all financial covenants set forth in Section 8.11 as of the fiscal quarter ending December 31, 2004.

            (h) Section 7.02(b) is hereby amended by adding a new proviso to the end of such Section to read as follows:

            provided that, with respect to the fiscal year ending December 31, 2004 only, the Borrower shall have until the date that is twenty-one
            (21) days after the delivery of the financial statements for the fiscal year ended December 31, 2004, to deliver to the Administrative Agent and each Lender such duly completed Compliance Certificate; provided further that the Borrower shall not be obligated to deliver a Compliance Certificate for any financial statements restated pursuant to Section 7.01(d) hereof or for the financial statements delivered for the fiscal quarter ended September 30, 2004.

            (i) The proviso at the end of the first sentence of Section 7.08 is hereby amended to read as follows:

                  provided that, notwithstanding the foregoing, the Loan
            Parties' failure to file within the time periods specified in the SEC's rules and regulations the financial statements of the Parent and its Subsidiaries for the fiscal quarter ended September 30, 2004 and the fiscal year ended December 31, 2004 shall not constitute a breach of this Section 7.08 unless and until the Loan Parties shall fail to file such financial statements with the SEC on or before May 2, 2005.

            (j) Section 8.05 is hereby amended by adding a new sentence to the end of such Section to read as follows:

            Notwithstanding the foregoing, if the Borrower sells the Samaritan Hospital or consummates the Summit Equity Disposition (as defined in the Third Amendment) during the Operative Period, the Borrower shall not have to comply with the provisions of clause (f)(i) with respect to the sale of the Samaritan Hospital or the Summit Equity Disposition.

      2. Acknowledgement. The parties hereto acknowledge and agree that, subject to the terms of this Section 2, during the Operative Period the Borrower may request Loans from the Lenders and request that the L/C Issuer issue Letters of Credit pursuant to the terms of Section 2.01 and 2.02 of the Credit Agreement, as applicable. The Lenders and the L/C Issuer hereby agree to provide such requested Loans or Letters of Credit, as applicable, to the Borrower during the Operative Period, provided that (a) during the Operative Period the Total Revolver Outstandings shall not exceed THIRTY FIVE MILLION DOLLARS ($35,000,000), (b) on the date such Loans or Letters of Credit are requested, no Default or Event of Default exists or would result from such Credit Extension,
(c) the Borrower has complied with the provisions of Sections 5.02(c), (d) and
(e) of the Credit Agreement and (d) the Borrower has complied with the provisions of Section 5.02(a) of the Credit Agreement other than with respect to the representations set forth in Section 6.05(a), (b), (d) or (e) or Section
6.15 of the Credit Agreement with respect to the financial statements delivered under the Credit Agreement prior to the Fourth Amendment Effective Date. At the time of delivery of the Loan Notice with respect to any such Borrowing pursuant to this Section 2, the amount that the Borrower reasonably and in good faith estimates will be the Cash Amount (as defined below) at 5:00 p.m. on the requested date of such Borrowing (after giving effect to such Borrowing) shall not exceed $10,000,000, and such Loan Notice shall contain a statement to that effect. For purposes of this Amendment, the "Cash Amount" at any time on any day shall be equal to (i) the aggregate amount of collected balances of all cash and Cash Equivalents of the Loan Parties on such day, minus (ii) the aggregate amount of the payments in such cash and Cash Equivalents that will be made (and will reduce such cash and Cash Equivalents) at or after such time on such day. Notwithstanding anything to the contrary in the Loan Documents, during the Operative Period, each Loan Notice shall be in the form of Exhibit A attached hereto.

      3. Consent.

      (a) Subject to the satisfaction of the conditions precedent set forth in
Section 4 of this Amendment, the Administrative Agent and the Lenders hereby (i) consent to the Summit Equity Disposition (as defined in the Third Amendment) notwithstanding the terms of Sections 8.05(c) of the Credit Agreement and (ii) agree that neither the transfer of assets from Summit to Newco (in each case, as defined in the Third Amendment) nor the Summit Equity Disposition shall count toward the basket for permitted Dispositions contained in Section 8.05(e) of the Credit Agreement; provided, that the Summit Equity Disposition is consummated on or before May 2, 2005.

      (b) Subject to the satisfaction of the conditions precedent set forth in
Section 4 of this Amendment, the Administrative Agent and the Lenders hereby agree that the sale of the Samaritan Hospital shall not count toward the basket for permitted Dispositions contained in Section 8.05(e) of the Credit Agreement; provided, that the sale of the Samaritan Hospital is consummated on or before May 2, 2005.

      (c) Subject to the satisfaction of the conditions precedent set forth in
Section 4 of this Amendment, the Administrative Agent and the Lenders hereby agree that, notwithstanding the Borrower's inability to comply with the provisions of Section 5.02(a) with respect to the representations set forth in
Section 6.05(a), (b), (d) or (e) or Section 6.15 of the Credit Agreement with respect to the financial statements delivered under the Credit Agreement prior to the Fourth Amendment Effective Date, each Loan outstanding during the Operative Period may be requested as, converted to or continued as a Eurodollar Rate Loan.

      (d) Subject to the satisfaction of the conditions precedent set forth in
Section 4 of this Amendment, the Administrative Agent and the Lenders hereby agree that, notwithstanding the provisions of Section 8.05(a) of the Credit Agreement, Lovelace shall be permitted to ground lease that certain real property substantially described on Exhibit B attached hereto.

      4. Conditions Precedent. This Amendment shall be effective as of the date hereof upon satisfaction of the following conditions precedent:

            (a) receipt by the Administrative Agent of this Amendment executed by the Borrower, the Guarantors, the Required Lenders, the Required Revolving Lenders and the Administrative Agent; and

            (b) receipt by the Administrative Agent, on behalf of each Lender who executes this Amendment on or before 5:00 P.M. Eastern Standard Time on December 22, 2004, a consent fee equal to 0.50% of (i) with respect to each Lender holding a Revolving Commitment, such Lender's Revolving Commitment and (ii) with respect to each Lender holding a portion of the Term Loan, such Lender's Pro Rata Share of the outstanding Term Loan.

      5. Miscellaneous.

            (a) The Credit Agreement, as amended hereby, and the obligations of the Loan Parties thereunder and under the other Loan Documents shall remain in full force and effect according to their terms.

            (b) Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents, (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents and (iv) hereby confirms and agrees that its Guaranty shall continue and remain in full force and effect after giving effect to this Amendment and that, notwithstanding any contrary terms in such Guaranty, such Guaranty now applies to the Credit Agreement as amended by this Amendment.

            (c) The Borrower and the Guarantors hereby represent and warrant as follows:

                  (i) Each Loan Party has taken all necessary action to
            authorize the execution, delivery and performance of this Amendment.

                  (ii) This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties' legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (iii) No consent, approval, authorization or order of, or
            filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment, other than those that have already been obtained and are in full force and effect as of the date hereof.

            (d) The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in
      Article VI of the Credit Agreement (other than the representations delivered or deemed delivered pursuant to Section 6.05(a), (b), (d) or (e) or Section 6.15 of the Credit Agreement with respect to the financial statements delivered under the Credit Agreement prior to the Fourth Amendment Effective Date) and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

            (e) The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

            (f) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

            (g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                            [Signature Pages Follow]

      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date and year first above written.

BORROWER:                           ARDENT HEALTH SERVICES, INC.,
                                    a Delaware corporation

                                    By: /s/ Stephen C. Petrovich
                                        ----------------------------------------
                                    Name: Stephen C. Petrovich
                                    Title: Senior Vice President, General
                                           Counsel and Secretary

GUARANTORS:                         ARDENT HEALTH SERVICES LLC,
                                    a Delaware limited liability company

                                    By: /s/ Stephen C. Petrovich
                                        ----------------------------------------
                                    Name: Stephen C. Petrovich
                                    Title: Senior Vice President, General
                                           Counsel and Secretary

                                    AHS ALBUQUERQUE HOLDINGS, LLC,
                                    a New Mexico limited liability company
                                    AHS CUMBERLAND HOSPITAL, LLC,
                                    a Virginia limited liability company
                                    AHS KENTUCKY HOLDINGS, INC.,
                                    a Delaware corporation
                                    AHS KENTUCKY HOSPITALS, INC.,
                                    a Delaware corporation
                                    AHS LOUISIANA HOLDINGS, INC.,
                                    a Delaware corporation
                                    AHS LOUISIANA HOSPITALS, INC.,
                                    a Delaware corporation
                                    AHS MANAGEMENT COMPANY, INC.,
                                    a Tennessee corporation
                                    AHS NEW MEXICO HOLDINGS, INC.,
                                    a New Mexico corporation
                                    AHS SAMARITAN HOSPITAL, LLC,
                                    a Kentucky limited liability company
                                    AHS S.E.D. MEDICAL LABORATORIES, INC.,
                                    a New Mexico corporation
                                    AHS SUMMIT HOSPITAL, LLC,
                                    a Delaware limited liability company
                                    ARDENT MEDICAL SERVICES, INC.,
                                    a Delaware corporation
                                    BEHAVIORAL HEALTHCARE CORPORATION,
                                    a Delaware corporation

                                    By: /s/ Stephen C. Petrovich
                                        ----------------------------------------
                                    Name: Stephen C. Petrovich
                                    Title: Senior Vice President of each of the
                                           foregoing Guarantors

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                    BHC MANAGEMENT SERVICES OF NEW MEXICO, LLC, a Delaware limited liability company
                                    BHC MANAGEMENT SERVICES OF STREAMWOOD, LLC, a Delaware limited liability company
                                    BHC MEADOWS PARTNER, INC.,
                                    a Delaware corporation
                                    BHC MONTEVISTA HOSPITAL, INC.,
                                    a Nevada corporation
                                    BHC OF INDIANA, GENERAL PARTNERSHIP,
                                    a Tennessee general partnership
                                    BHC ALHAMBRA HOSPITAL, INC.,
                                    a Tennessee corporation
                                    BHC BELMONT PINES HOSPITAL, INC.,
                                    a Tennessee corporation
                                    BHC CEDAR VISTA HOSPITAL, INC.,
                                    a California corporation
                                    BHC COLUMBUS HOSPITAL, INC.,
                                    a Tennessee corporation
                                    BHC FAIRFAX HOSPITAL, INC.,
                                    a Tennessee corporation
                                    BHC FOX RUN HOSPITAL, INC.,
                                    a Tennessee corporation
                                    BHC FREMONT HOSPITAL, INC.,
                                    a Tennessee corporation
                                    BHC GULF COAST MANAGEMENT GROUP, INC.,
                                    a Tennessee corporation
                                    BHC HEALTH SERVICES OF NEVADA, INC.,
                                    a Nevada corporation
                                    BHC HERITAGE OAKS HOSPITAL, INC.,
                                    a Tennessee corporation
                                    BHC HOSPITAL HOLDINGS, INC.,
                                    a Delaware corporation
                                    BHC INTERMOUNTAIN HOSPITAL, INC.,
                                    a Tennessee corporation
                                    BHC LEBANON HOSPITAL, INC.,
                                    a Tennessee corporation
                                    BHC MANAGEMENT HOLDINGS, INC.,
                                    a Delaware corporation
                                    BHC MANAGEMENT SERVICES, LLC,
                                    a Delaware limited liability company
                                    BHC MANAGEMENT SERVICES OF INDIANA, LLC, a Delaware limited liability company
                                    BHC MANAGEMENT SERVICES OF KENTUCKY, LLC, a Delaware limited liability company

                                    By: /s/ Stephen C. Petrovich
                                        ----------------------------------------
                                    Name: Stephen C. Petrovich
                                    Title: Senior Vice President of each of the
                                           foregoing Guarantors

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                 BHC OF NORTHERN INDIANA, INC.,
                                 a Tennessee corporation
                                 BHC PHYSICIAN SERVICES OF KENTUCKY, LLC, a Delaware limited liability company
                                 BHC PINNACLE POINTE HOSPITAL, INC.,
                                 a Tennessee corporation
                                 BHC PROPERTIES, INC.,
                                 a Tennessee corporation
                                 BHC SIERRA VISTA HOSPITAL, INC.,
                                 a Tennessee corporation
                                 BHC SPIRIT OF ST. LOUIS HOSPITAL, INC.,
                                 a Tennessee corporation
                                 BHC STREAMWOOD HOSPITAL, INC.,
                                 a Tennessee corporation
                                 BHC WINDSOR HOSPITAL, INC.,
                                 an Ohio corporation
                                 COLUMBUS HOSPITAL, LLC,
                                 a Delaware limited liability company
                                 INDIANA PSYCHIATRIC INSTITUTES, INC.,
                                 a Delaware corporation
                                 LEBANON HOSPITAL, LLC,
                                 a Delaware limited liability company
                                 MESILLA VALLEY GENERAL PARTNERSHIP,
                                 a New Mexico general partnership
                                 MESILLA VALLEY MENTAL HEALTH ASSOCIATES, INC., a New Mexico corporation
                                 NORTHERN INDIANA HOSPITAL, LLC,
                                 a Delaware limited liability company
                                 VALLE VISTA, LLC,
                                 a Delaware limited liability company
                                 WILLOW SPRINGS, LLC,
                                 a Delaware limited liability company
                                 AHS RESEARCH AND REVIEW, LLC,
                                 a New Mexico limited liability company
                                 BHC NORTHWEST PSYCHIATRIC HOSPITAL, LLC, a Delaware limited liability company

                                 By: /s/ Stephen C. Petrovich
                                     ----------------------------------------
                                 Name: Stephen C. Petrovich
                                 Title: Senior Vice President of each of the
                                        foregoing Guarantors

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                 AHS ACADEMIC HEALTH CENTER, LLC., a Delaware limited liability company
                                 AHS BRISTOW HOSPITAL, LLC, a Delaware limited liability company
                                 AHS CLEVELAND HOSPITAL, LLC, a Delaware limited liability company
                                 AHS CUSHING HOSPITAL, LLC, a Delaware limited liability company
                                 AHS EASTERN OKLAHOMA MEDICAL CENTER, LLC, a
                                 Delaware limited liability company
                                 AHS HENRYETTA HOSPITAL, LLC, a Delaware limited liability company
                                 AHS HILLCREST MEDICAL CENTER, LLC, a Delaware limited liability company
                                 AHS HILLCREST SPECIALTY HOSPITAL, LLC, a
                                 Delaware limited liability company
                                 AHS MANAGEMENT SERVICES OF OKLAHOMA, LLC, a
                                 Delaware limited liability company
                                 AHS OKLAHOMA HEALTH SYSTEM, LLP, a Delaware limited liability partnership
                                 AHS OKLAHOMA HOLDINGS, INC., a Delaware
                                 corporation
                                 AHS OKLAHOMA HOSPITALS, INC., a Delaware corporation
                                 AHS OKLAHOMA PHYSICIAN GROUP, LLC, a
                                 Delaware limited liability company
                                 AHS PAWNEE HOSPITAL, LLC, a Delaware limited liability company
                                 AHS RIVERSIDE PHO, LLC, a Delaware limited liability company
                                 AHS TULSA HOLDINGS, LLC, a Delaware limited liability company
                                 AHS TULSA REGIONAL MEDICAL CENTER, LLC, a
                                 Delaware limited liability company
                                 AHS WAGONER HOSPITAL, LLC, a Delaware limited liability company
                                 BHC MANAGEMENT SERVICES OF LOUISIANA, LLC, a
                                 Delaware limited liability company
                                 BHC MANAGEMENT SERVICES OF TULSA, LLC, a
                                 Delaware limited liability company

                                 By: /s/ Stephen C. Petrovich
                                     ----------------------------------------
                                 Name: Stephen C. Petrovich
                                 Title: Senior Vice President of each of the
                                        foregoing Guarantors

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                 BLOOMINGTON MEADOWS, G.P., a
                                 Delaware general partnership

                                 By: BHC of Indiana, General Partnership,
                                     its partner

                                     By:   BHC Valle Vista Hospital, Inc., as
                                           a partner

                                           By: /s/ Stephen C. Petrovich
                                               --------------------------------
                                           Name: Stephen C. Petrovich
                                           Title: Senior Vice President of each
                                                  of the foregoing Guarantors.

                                     By:   Indiana Psychiatric Institutes, Inc.,
                                           its partner

                                           By: /s/ Stephen C. Petrovich
                                               --------------------------------
                                           Name: Stephen C. Petrovich
                                           Title: Senior Vice President of each
                                                  of the foregoing Guarantors

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:

                                 CITICORP NORTH AMERICA, INC.,
                                 as Administrative Agent and Swing Line Lender

                                 By: /s/ Richard C. Zogheb
                                     -------------------------------
                                 Name: Richard C. Zogheb
                                 Title: Vice President

L/C ISSUERS:                     BANK ONE, NA,
                                 as an L/C Issuer

                                 By: /s/ Timothy K. Boyle
                                     -------------------------------
                                 Name: Timothy K. Boyle
                                 Title: First Vice President

                                 CITIBANK N.A.,
                                 as an L/C Issuer

                                 By: /s/ Richard C. Zogheb
                                     -------------------------------
                                 Name: Richard C. Zogheb
                                 Title: Vice President

                                 BANK OF OKLAHOMA, N.A.,
                                 as an L/C Issuer

                                 By: /s/ Holly Byrne
                                     -------------------------------
                                 Name: Holly Byrne
                                 Title: AVP

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

LENDERS:                         CITICORP NORTH AMERICA, INC.

                                 By: /s/ Richard C. Zogheb
                                     -------------------------------
                                 Name: Richard C. Zogheb
                                 Title: Vice President

                                 BANK ONE, NA,

                                 By: /s/ Timothy K. Boyle
                                     -------------------------------
                                 Name: Timothy K. Boyle
                                 Title: First Vice President

                                 BANK OF AMERICA, N.A.

                                 By: /s/ Gabriela Millhorn
                                     -------------------------------
                                 Name: Gabriela Millhorn
                                 Title: Principal

                                 BANK OF OKLAHOMA, N.A.

                                 By: /s/ Holly Byrne
                                     -------------------------------
                                 Name: Holly Byrne
                                 Title: AVP

                                 FIFTH THIRD BANK, N.A.

                                 By: /s/ Sandy Hamrick
                                     -------------------------------
                                 Name: Sandy Hamrick
                                 Title:

                                 GENERAL ELECTRIC CAPITAL CORPORATION

                                 By: /s/ Jeffrey P. Hoffman
                                     -------------------------------
                                 Name: Jeffrey P. Hoffman
                                 Title: Authorized Signatory

                                 OLD NATIONAL BANK

                                 By: /s/ Darrin McCauley
                                     -------------------------------
                                 Name: Darrin McCauley
                                 Title: Senior Vice President

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                 WELLS FARGO BANK N.A.

                                 By: /s/ Michael Rogholt
                                     -------------------------------
                                 Name: Michael Rogholt
                                 Title: Vice President

                                 UBS AG, CAYMAN ISLANDS BRANCH

                                 By: /s/ Sailoz Sikka
                                     -------------------------------
                                 Name: Sailoz Sikka
                                 Title: Associate Director

                                 By: /s/ David J. Kalal
                                     -------------------------------
                                 Name: David J. Kalal
                                 Title: Executive Director

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                 BIRCHWOOD FUNDING LLC


                                 By: /s/ Diana M. Himes
                                     -------------------------------
                                 Name: Diana M. Himes
                                 Title: Assistant Vice President

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                         Landmark II COO LTD Aladdin Capital

                                         By: /s/ William S. Luthris
                                             -----------------------------------
                                         Name:   William S. Luthris
                                         Title:  Authorized Signature

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

ARES III CLO Ltd.                        Ares IX CLO Ltd

By: ARES CLO Management LLC              By: Ares CLO Management IX, L.P,
                                             Investment Manager

By: /s/ Jeff Moore                       By: Ares CLO GP IX, LLC,
    --------------------------------         Its General Partner
Name:   JEFF MOORE
Title:  VICE PRESIDENT

Ares VII CLO Ltd.

By: Ares CLO Management VII, L.P.,       By: /s/ Jeff Moore
    Investment Manager                       -----------------------------------
                                         Name:   JEFF MOORE
By: Ares CLO GP VII, LLC,                Title:  VICE PRESIDENT
    Its General Partner

                                         ARES ENHANCED LOAN INVESTMENT
                                         STRATEGY, LTD.

By: /s/ Jeff Moore                       By: Ares Enhanced Loan Management, L.P,
    --------------------------------         Investment Manager
Name:   JEFF MOORE
Title:  VICE PRESIDENT                   By: Ares Enhanced Loan GP, LLC
                                             Its General Partner

Ares VIII CLO Ltd.

By: Ares CLO Management VIII, L.P,       By: /s/ Jeff Moore
    Investment Manager                       -----------------------------------
                                         Name:   JEFF MOORE
By: Ares CLO GP VIII, LLC,               Title:  VICE PRESIDENT
    Its General Partner

By: /s/ Jeff Moore
    --------------------------------
Name:   JEFF MOORE
Title:  VICE PRESIDENT

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                                    HEWETT'S ISLAND CLO II, LTD.
                            By: CypressTree Investment Management Company, Inc.,
                                                            as Portfolio Manager

                                         /s/ Jeffrey Megar
                                         ---------------------------------------
                                         Name:  Jeffrey Megar
                                         Title: Managing Director

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                         ATRIUM III

                                         By: /s/ David Lerner
                                             -----------------------------------
                                         Name:  DAVID H. LERNER
                                         Title: AUTHORIZED SIGNATORY

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                         CSAM FUNDING II

                                         By: /s/ David H. Lerner
                                             -----------------------------------
                                         Name:   DAVID H. LERNER
                                         Title:  AUTHORIZED SIGNATORY

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                         CSAM FUNDING III

                                         By: /s/ David H. Lerner
                                             -----------------------------------
                                         Name:   DAVID H. LERNER
                                         Title:  AUTHORIZED SIGNATORY

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                         CSAM SLF

                                         By: /s/ David H. Lerner
                                             -----------------------------------
                                         Name:   DAVID H. LERNER
                                         Title:  AUTHORIZED SIGNATORY

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                         ACCESS INSTITUTIONAL LOAN FUND
                                         By: Deerfield Capital Management LLC as
                                         its Portfolio Manager

                                         By: /s/ Dale Burrow
                                             -----------------------------------
                                         Name:   Dale Burrow
                                         Title:  Senior Vice President

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                         BRYN MAWR CLO, Ltd.
                                         By: Deerfield Capital Management LLC as
                                         its Collateral Manager

                                         By: /s/ Dale Burrow
                                             -----------------------------------
                                         Name:   Dale Burrow
                                         Title:  Senior Vice President

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                         FOREST CREEK CLO, Ltd.
                                         By: Deerfield Capital Management LLC as
                                         its Collateral Manager

                                         By: /s/ Dale Burrow
                                             -----------------------------------
                                         Name:   Dale Burrow
                                         Title:  Senior Vice President

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                         LONG GROVE CLO, LIMITED
                                         By: Deerfield Capital Management LLC as
                                         its Collateral Manager

                                         By: /s/ Dale Burrow
                                             -----------------------------------
                                         Name:   Dale Burrow
                                         Title:  Senior Vice President

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                         MARKET SQUARE CLO, Ltd.
                                         By: Deerfield Capital Management LLC as
                                         its Collateral Manager

                                         By: /s/ Dale Burrow
                                             -----------------------------------
                                         Name:   Dale Burrow
                                         Title:  Senior Vice President

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                         MUIRFIELD TRADING LLC


                                         By: /s/ Diana M. Himes
                                             -----------------------------------
                                         Name:   Diana M. Himes
                                         Title:  Assistant Vice President

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                         ROSEMONT CLO, Ltd.
                                         By: Deerfield Capital Management LLC as
                                         its Collateral Manager

                                         By: /s/ Dale Burrow
                                             -----------------------------------
                                         Name:   Dale Burrow
                                         Title:  Senior Vice President

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                         BIG SKY III SENIOR LOAN TRUST
                                         BY: EATON VANCE MANAGEMENT
                                             AS INVESTMENT ADVISOR

                                         By: /s/ Michael B. Botthof
                                             -----------------------------------
                                         Name:   Michael B. Botthof
                                         Title:  Vice President

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                         COSTANTINUS & EATON VANCE CDO V, L.P,
                                         BY: EATON VANCE MANAGEMENT
                                             AS INVESTMENT ADVISOR

                                         By: /s/ Michael B. Botthof
                                             -----------------------------------
                                         Name:   Michael B. Botthof
                                         Title:  Vice President

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                         EATON VANCE CDO III, LTD.
                                         BY: EATON VANCE MANAGEMENT
                                             AS INVESTMENT ADVISOR

                                         By: /s/ Michael B. Botthof
                                             -----------------------------------
                                         Name:   Michael B. Botthof
                                         Title:  Vice President

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                         EATON VANCE CDO VI, LTD.
                                         BY: EATON VANCE MANAGEMENT
                                             AS INVESTMENT ADVISOR

                                         By: /s/ Michael B. Botthof
                                             -----------------------------------
                                         Name:   Michael B. Botthof
                                         Title:  Vice President

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                         EATON VANCE INSTITUTIONAL SENIOR LOAN
                                         FUND
                                         BY: EATON VANCE MANAGEMENT
                                             AS INVESTMENT ADVISOR

                                         By: /s/ Michael B. Botthof
                                             -----------------------------------
                                         Name:   Michael B. Botthof
                                         Title:  Vice President

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                         EATON VANCE
                                         LIMITED DURATION INCOME FUND
                                         BY: EATON VANCE MANAGEMENT
                                             AS INVESTMENT ADVISOR

                                         By: /s/ Michael B. Botthof
                                             -----------------------------------
                                         Name:   Michael B. Botthof
                                         Title:  Vice President

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                         EATON VANCE SENIOR
                                         FLOATING-RATE TRUST
                                         BY: EATON VANCE MANAGEMENT
                                             AS INVESTMENT ADVISOR

                                         By: /s/ Michael B. Botthof
                                             -----------------------------------
                                         Name:   Michael B. Botthof
                                         Title:  Vice President

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                  EATON VANCE FLOATING-RATE
                                        INCOME TRUST
                                  BY: EATON VANCE MANAGEMENT
                                      AS INVESTMENT ADVISOR

                           By:    /s/ Michael B. Botthof
                                  ----------------------------------
                           Name:  Michael B. Botthof
                           Title: Vice President

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                  EATON VANCE SENIOR INCOME TRUST
                                     BY: EATON VANCE MANAGEMENT
                                         AS INVESTMENT ADVISOR

                           By:    /s/ Michael B. Botthof
                                  ----------------------------------
                           Name:  Michael B. Botthof
                           Title: Vice President

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                              GRAYSON & CO
                                  BY: BOSTON MANAGEMENT AND RESEARCH
                                          AS INVESTMENT ADVISOR

                           By:    /s/ Michael B. Botthof
                                  ----------------------------------
                           Name:  Michael B. Botthof
                           Title: Vice President

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                  SENIOR DEBT PORTFOLIO
                                  By: Boston Management and Research
                                      as Investment Advisor

                           By:    /s/ Michael B. Botthof
                                  ----------------------------------
                           Name:  Michael B. Botthof
                           Title: Vice President

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                  TOLLI & CO.
                                  BY: EATON VANCE MANAGEMENT
                                      AS INVESTMENT ADVISOR

                           By:    /s/ Michael B. Botthof
                                  ----------------------------------
                           Name:  Michael B. Botthof
                           Title: Vice President

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                           FIRST TRUST/FOUR CORNERS SENIOR
                           FLOATING RATE INCOME FUND II
                           By: Four Corners Capital Management, LLC
                           As Sub-Adviser

                           By:    /s/ Adam Brown
                                  ----------------------------------
                           Name:  ADAM BROWN
                           Title: Vice President

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                           FORTRESS PORTFOLIO TRUST
                           By: Four Corners Capital Management, LLC
                           As Investment Manager

                           By:    /s/ Adam Brown
                                  ----------------------------------
                           Name:  ADAM BROWN
                           Title: Vice President

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                           MACQUARIE/FIRST TRUST GLOBAL
                           INFRASTRUCTURE/UTILITIES
                           DIVIDEND & INCOME FUND
                           By: Four Corners Capital Management, LLC
                           As Sub-Adviser

                           By:    /s/ Adam Brown
                                  ----------------------------------
                           Name:  ADAM BROWN
                           Title: Vice President

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                           SEMINOLE FUNDING LLC


                           By:    /s/ Diana M. Himes
                                  ----------------------------------
                           Name:  Diana M. Himes
                           Title: Assistant Vice President

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                           FRANKLIN CLO I, LIMITED

                           By:    /s/ Madeline Lam
                                  ----------------------------------
                           Name:  Madeline Lam
                           Title: Vice President

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                           FRANKLIN CLO III, LIMITED

                           By:    /s/ Madeline Lam
                                  ----------------------------------
                           Name:  Madeline Lam
                           Title: Vice President

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                           FRANKLIN CLO IV, LIMITED

                           By:    /s/  Madeline Lam
                                  ----------------------------------
                           Name: Madeline Lam
                           Title: Vice President

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                           FRANKLIN FLOATING RATE
                              DAILY ACCESS FUND

                           By:    /s/ Madeline Lam
                                  ----------------------------------
                           Name:  Madeline Lam
                           Title: Asst. Vice President

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                           FRANKLIN FLOATING RATE MASTER SERIES

                           By:    /s/ Madeline Lam
                                  ----------------------------------
                           Name:  Madeline Lam
                           Title: Asst. Vice President

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                           FRANKLIN FLOATING RATE TRUST

                           By:    /s/ Madeline Lam
                                  ----------------------------------
                           Name:  Madeline Lam
                           Title: Asst. Vice President

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                           EMERALD ORCHARD LIMITED

                           By:    /s/ Masood Fikree
                                  ----------------------------------
                           Name:  Masood Fikree
                           Title: Attorney-in-Fact

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                           HIGHLAND FLOATING RATE ADVANTAGE FUND
                           BY: Highland Capital Management, L.P., its
                           Investment Advisor

                           By:    /s/ David W. Lancelot
                                  ----------------------------------
                           Name:  David W. Lancelot
                           Title: Chief Financial Officer

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                           HIGHLAND FLOATING RATE LIMITED
                           LIABILITY COMPANY
                           BY: Highland Capital Management L.P., it
                           Investment Advisor

                           By:    /s/ David W. Lancelot
                                  ----------------------------------
                           Name:  David W. Lancelot
                           Title: Chief Financial Officer

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                           LOAN FUNDING VII LLC
                           BY: Highland Capital Management, L.P.
                           as Collateral Manager

                           By:    /s/ David W. Lancelot
                                  ----------------------------------
                           Name:  David W. Lancelot
                           Title: Chief Financial Officer

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                           LOAN STAR STATE TRUST
                           BY ITS INVESTMENT MANAGER, HIGHLAND CAPITAL
                           MANAGEMENT, L.P.
                           BY ITS GENERAL PARTNER, STRAND ADVISORS, INC.

                           By:    /s/ David W. Lancelot
                                  ----------------------------------
                           Name:  David W. Lancelot
                           Title: Chief Financial Officer

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                           ELF FUNDING TRUST I
                           BY: Highland Capital Management, L.P.
                           as Collateral Manager

                           By:    /s/ David W. Lancelot
                                  ----------------------------------
                           Name:  David W. Lancelot
                           Title: Chief Financial Officer

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                           ING PRIME RATE TRUST
                           By: ING INVESTMENT MANAGEMENT, CO.
                               AS ITS INVESTMENT MANANGER

                           By:    /s/ Mohamed Basma
                                  ----------------------------------
                           Name:  Mohamed Basma
                           Title: Vice President

                           ING SENIOR INCOME FUND
                           BY: ING INVESTMENT MANAGEMENT, CO.
                               AS ITS INVESTMENT MANAGER

                           By:    /s/ Mohamed Basma
                                  ----------------------------------
                           Name:  Mohamed Basma
                           Title: Vice President

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                           AIM FLOATING RATE FUND
                           By: INVESCO Senior Secured Management, Inc.
                               As Sub-Advisor

                           By:    /s/ Thomas H.B. Ewald
                                  ----------------------------------
                           Name:  Thomas H.B. Ewald
                           Title: Authorized Signatory

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                           AVALON CAPITAL LTD.
                           By: INVESCO Senior Secured Management, Inc.
                               As Portfolio Advisor

                           By:    /s/ Thomas H.B. Ewald
                                  ----------------------------------
                           Name:  Thomas H.B. Ewald
                           Title: Authorized Signatory

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                           AVALON CAPITAL LTD. 2
                           By: INVESCO Senior Secured Management, Inc.
                               as Portfolio Advisor

                           By:    /s/ Thomas H.B. Ewald
                                  ----------------------------------
                           Name:  Thomas H.B. Ewald
                           Title: Authorized Signatory

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                     CHAMPLAIN CLO, LTD.
                                     By: INVESCO Senior Secured Management, Inc.
                                         As Collateral Manager

                                     By: /s/ Thomas H.B. Ewald
                                        ------------------------------------
                                     Name: Thomas H.B. Ewald
                                     Title: Authorized Signatory

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                     CHARTER VIEW PORTFOLIO
                                     By: INVESCO Senior Secured Management, Inc.
                                         As Investment Advisor

                                     By: /s/ Thomas H.B. Ewald
                                        ------------------------------------
                                     Name: Thomas H.B. Ewald
                                     Title: Authorized Signatory

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                     DIVERSIFIED CREDIT PORTFOLIO LTD.
                                     By: INVESCO Senior Secured Management, Inc.
                                         as Investment Advisor

                                     By: /s/ Thomas H.B. Ewald
                                        ------------------------------------
                                     Name: Thomas H.B. Ewald
                                     Title: Authorized Signatory

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                     INVESCO EUROPEAN CDO I.S.A.
                                     By: INVESCO Senior Secured Management, Inc.
                                         As Collateral Manager

                                     By: /s/ Thomas H.B. Ewald
                                        ------------------------------------
                                     Name: Thomas H.B. Ewald
                                     Title: Authorized Signatory

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                     LOAN FUNDING IX LLC
                                     By: INVESCO Senior Secured Management, Inc.
                                         As Portfolio Manager

                                     By: /s/ Thomas H.B. Ewald
                                        ------------------------------------
                                     Name: Thomas H.B. Ewald
                                     Title: Authorized Signatory

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                     PETRUSSE EUROPEAN CLO S.A.
                                     By: INVESCO Senior Secured Management, Inc.
                                         As Collateral Manager

                                     By: /s/ Thomas H.B. Ewald
                                        ------------------------------------
                                     Name: Thomas H.B. Ewald
                                     Title: Authorized Signatory

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                     SAGAMORE CLO LTD.
                                     By: INVESCO Senior Secured Management, Inc.
                                         As Collateral Manager

                                     By: /s/ Thomas H.B. Ewald
                                        ------------------------------------
                                     Name: Thomas H.B. Ewald
                                     Title: Authorized Signatory

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                     SARATOGA CLO I, LIMITED
                                     By: INVESCO Senior Secured Management, Inc.
                                         As Asset Manager

                                     By: /s/ Thomas H.B. Ewald
                                        ------------------------------------
                                     Name: Thomas H.B. Ewald
                                     Title: Authorized Signatory

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                     SEQUILS-LIBERTY, LTD.
                                     By: INVESCO Senior Secured Management, Inc.
                                         As Collateral Manager

                                     By: /s/ Thomas H.B. Ewald
                                        ------------------------------------
                                     Name: Thomas H.B. Ewald
                                     Title: Authorized Signatory

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                     Premium Loan Trust I, Ltd.

                                     By: /s/ Timothy S. Van Kirk
                                        ------------------------------------
                                     Name: Timothy S. Van Kirk
                                     Title: Managing Director

                                     LCM I LIMITED PARTNERSHIP
                                     By: Lyon Capital Management LLC
                                         As Collateral Manager


                                     By: /s/ Farboud Tavangar
                                        ------------------------------------
                                     Name:
                                     Title: LYON CAPITAL MANAGEMENT LLC
                                            Farboud Tavangar
                                            Senior Portfolio Manager

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                     LCM II LIMITED PARTNERSHIP
                                     By: Lyon Capital Management LLC,
                                         As Collateral Manager


                                     By: /s/ Farboud Tavangar
                                        ------------------------------------
                                     Name:
                                     Title: LYON CAPITAL MANAGEMENT LLC
                                            Farboud Tavangar
                                            Senior Portfolio Manager

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                     RIVIERA FUNDING LLC


                                     By: /s/ Diana M. Himes
                                        ------------------------------------
                                     Name: Diana M. Himes
                                     Title: Assistant Vice President

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                   Master Senior Floating Rate Trust

                                   BY: /s/ Savitri Alex
                                      ------------------------------------
                                          SAVITRI ALEX
                                          AUTHORIZED SIGNATORY

                                   Floating Rate Income Strategies Fund II, Inc.

                                   By: /s/ Savitri Alex
                                      ------------------------------------
                                          SAVITRI ALEX
                                          AUTHORIZED SIGNATORY

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                     VENTURE IV CDO LIMITED
                                     Its Investment Advisor MJX Asset Mgmt, LLC

                                     By: /s/ Kenneth Ostmann
                                        ------------------------------------
                                     Name: Kenneth Ostmann
                                     Title: Director

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                     Morgan Stanley Prime Income Trust.

                                     By: /s/ illegible
                                        ------------------------------------
                                     Name:
                                     Title: Executive Director

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                     Mountain Capital CLO III Ltd


                                     By: /s/ Chris Siddons
                                        ------------------------------------
                                     Name: Chris Siddons
                                     Title: Director

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                 ADDISON CDO, LIMITED
                                 By: Pacific Investment Management Company LLC,
                                     as its Investment Advisor

                                     BY: /s/ Mohan V. Phansalkar
                                        ------------------------------------
                                             MOHAN V. PHANSALKAR
                                             MANAGING DIRECTOR

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                 JISSEKIKUN FUNDING, LTD.
                                 By: Pacific Investment Management Company LLC,
                                     as its Investment Advisor

                                     BY: /s/ Mohan V. Phansalkar
                                        ------------------------------------
                                             MOHAN V. PHANSALKAR
                                             MANAGING DIRECTOR

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                 LOAN FUNDING III LLC
                                 By: Pacific Investment Management Company LLC,
                                     as its Investment Advisor

                                     BY: /s/ Mohan V. Phansalkar
                                        ------------------------------------
                                             MOHAN V. PHANSALKAR
                                             MANAGING DIRECTOR

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                 PIMCO FLOATING INCOME FUND
                                 By: Pacific Investment Management Company LLC,
                                     as its Investment Advisor, acting through
                                     Investors Fiduciary Trust Company in the
                                     Nominee Name of IFTCO

                                     BY: /s/ Mohan V. Phansalkar
                                        ------------------------------------
                                             MOHAN V. PHANSALKAR
                                             MANAGING DIRECTOR

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                           PIMCO FLOATING RATE INCOME FUND
                           By: Pacific Investment Management Company LLC,
                               as its Investment Advisor, acting through
                               Investors Fiduciary Trust Company in the
                               Nominee Name of IFTCO

                               BY: /s/ Mohan V. Phansalkar
                                   -----------------------------------
                                   MOHAN V. PHANSALKAR
                                   MANAGING DIRECTOR

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                           PIMCO FLOATING RATE STRATEGY FUND
                           By: Pacific Investment Management Company LLC,
                               as its Investment Advisor, acting through
                               Investors Fiduciary Trust Company in the
                               Nominee Name of IFTCO

                               BY: /s/ Mohan V. Phansalkar
                                   -----------------------------------
                                   MOHAN V. PHANSALKAR
                                   MANAGING DIRECTOR

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                           PIMCO HIGH YIELD FUND
                           By: Pacific Investment Management Company LLC,
                               as its Investment Advisor for the PIMCO High
                               Yield Fund, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

                               BY: /s/ Mohan V. Phansalkar
                                   -----------------------------------
                                   MOHAN V. PHANSALKAR
                                   MANAGING DIRECTOR

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                           SEQUILS-MAGNUM, LTD.
                           By: Pacific Investment Management Company LLC,
                               as its Investment Advisor

                               BY: /s/ Mohan V. Phansalkar
                                   -----------------------------------
                                   MOHAN V. PHANSALKAR
                                   MANAGING DIRECTOR

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                  SOUTHPORT CLO, LIMITED
                                  By: Pacific Investment Management Company LLC,
                                      as its Investment Advisor

                                      BY: /s/ Mohan V. Phansalkar
                                         --------------------------------------
                                              MOHAN V. PHANSALKAR
                                              MANAGING DIRECTOR

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                  WAVELAND - INGOTS, LTD.
                                  By: Pacific Investment Management Company LLC,
                                      as its Investment Advisor

                                      BY: /s/ Mohan V. Phansalkar
                                         --------------------------------------
                                              MOHAN V. PHANSALKAR
                                              MANAGING DIRECTOR

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                  WRIGLEY CDO, LTD.
                                  By: Pacific Investment Management Company LLC,
                                      as its Investment Advisor

                                      BY: /s/ Mohan V. Phansalkar
                                         --------------------------------------
                                              MOHAN V. PHANSALKAR
                                              MANAGING DIRECTOR

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                  PPM MONARCH BAY FUNDING LLC


                                  By: /s/ Diana M. Himes
                                      -----------------------------------------
                                  Name:  Diana M. Himes
                                  Title: Assistant Vice President

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                  BOSTON HARBOR CLO 2004-1, Ltd.

                                  /s/ Beth Mazor
                                  ---------------------------------------------
                                  By:  Beth Mazor
                                  Title: V.P.

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                  EAGLE LOAN TRUST
                                  BY: STANFIELD CAPITAL PARTNERS, LLC
                                      AS ITS COLLATERAL MANAGER

                                      By: /s/ Christopher E. Jansen
                                          -------------------------------------
                                      Name:  Christopher E. Jansen
                                      Title: Managing Partner

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                    STANFIELD ARBITRAGE CDO, LTD.
                                  BY: STANFIELD CAPITAL PARTNERS LLC
                                       AS ITS COLLATERAL MANAGER

                                  By: /s/ Christopher E. Jansen
                                      -----------------------------------------
                                  Name:  Christopher E. Jansen
                                  Title: Managing Partner

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                  STANFIELD MODENA CLO, LTD.
                                  BY: STANFIELD CAPITAL PARTNERS, LLC
                                      AS ITS ASSET MANAGER

                                  By: /s/ Christopher E. Jansen
                                      -----------------------------------------
                                  Name:  Christopher E. Jansen
                                  Title: Managing Partner

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                  Stanfield/RMF Transatlantic CDO Ltd.
                                    By: Stanfield Capital Partners LLC
                                        as its Collateral Manager

                                  By: /s/ Christopher E. Jansen
                                      -----------------------------------------
                                  Name:  Christopher E. Jansen
                                  Title: Managing Partner

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                  APEX ( Trimaran) CDO I, LTD.
                                  By: Trimaran Advisors, LLC

                                  By: /s/ David M. Millison
                                      -----------------------------------------
                                  Name:  David M. Millison
                                  Title: Managing Director

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                  VAN KAMPEN
                                  SENIOR INCOME TRUST
                                  BY: VAN KAMPEN INVESTMENT ADVISORY CORP.

                                  By: /s/ Brad Langs
                                      -----------------------------------------
                                  Name: BRAD LANGS
                                  Title: EXECUTIVE DIRECTOR

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                  VAN KAMPEN
                                  SENIOR LOAN FUND
                                  BY: VAN KAMPEN INVESTMENT ADVISORY CORP.

                                  By: /s/ Brad Langs
                                      -----------------------------------------
                                  Name: BRAD LANGS
                                  Title: EXECUTIVE DIRECTOR

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                  FOOTHILL INCOME TRUST II L.D.
                                  by FIT II G.P, LLC
                                  Its General Partner

                                  By: /s/ Dennis Ascher
                                      -----------------------------------------
                                  Name:  Dennis Ascher
                                  Title: Managing Member

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                  WESTERN ASSET FLOATING RATE HIGH INCOME
                                  FUND, LLC

                                  By: /s/ illegible
                                      ------------------------------------
                                  Name:
                                  Title:

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                    EXHIBIT A

                               FORM OF LOAN NOTICE

Date:  __________, 200__

To:   Citicorp North America, Inc., as Administrative Agent

Re: Credit Agreement (as amended, modified, supplemented and extended from time to time, the "Credit Agreement") dated as of August 19, 2003 among Ardent Health Services, Inc., a Delaware corporation (the "Borrower"), the Guarantors identified therein, the Lenders identified therein, and Citicorp North America, Inc., as Administrative Agent. Capitalized terms used but not otherwise defined herein have the meanings provided in the Credit Agreement.

Ladies and Gentlemen:

The undersigned hereby requests (select one):

[ ] A Borrowing of Revolving Loans

[ ] A Borrowing of Incremental Term Loans

[ ] A conversion or continuation of Revolving Loans

[ ] A conversion or continuation of Incremental Term Loans

1.    On _______________, 200__ (which is a Business Day).

2.    In the amount of $__________.

3.    Comprised of __________ (Type of Loan requested).

4.    For Eurodollar Rate Loans: with an Interest Period of __________ months.

With respect to any Borrowing or any conversion or continuation requested herein, the Borrower hereby represents and warrants that (i) in the case of a Borrowing of Revolving Loans, such request complies with the requirements of the proviso to the first sentence of Section 2.01(a) of the Credit Agreement, (ii) in the case of a Borrowing or any conversion or continuation, each of the conditions set forth in Section 5.02 of the Credit Agreement have been satisfied on and as of the date of such Borrowing or such conversion or continuation other than those in Section 5.02(a) with respect to the representations set forth in
Section 6.05(a), (b), (d) or (e) or Section 6.15 of the Credit Agreement with respect to the financial statements delivered under the Credit Agreement prior to the Fourth Amendment Effective Date and (iii) in the case of a Borrowing of an Incremental Term Loan, each of the conditions set forth in Section 5.03 of the Credit Agreement have been satisfied.

                                 ARDENT HEALTH SERVICES, INC.,
                                 a Delaware corporation

                                 By:_________________________
                                 Name:
                                 Title:

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                    EXHIBIT B

                                Legal Description

                                                    ARDENT HEALTH SERVICES, INC.
                                             FIFTH AMENDMENT TO CREDIT AGREEMENT

                                LEGAL DESCRIPTION
                                       FOR
                             A PORTION OF TRACT 1-A
                          ST. JOSEPH WEST MESA HOSPITAL
                           PARADISE HEIGHTS - UNIT ONE

Being that certain parcel of land situate within the Town of Alameda Grant in projected Section 1, Township I1 North, Range 2 East, New Mexico Principal Meridian, Bernalillo County, New Mexico, comprised of a portion of Tract 1-A, St. Joseph West Mesa Hospital, Paradise Heights, Unit One, as shown and designated on the plat which was filed for record in the Office of the County Clerk of Bernalillo County, New Mexico, on December 15, 1983, in Map Book C22, Folio 163; and being more particularly described as follows:

BEGINNING, FOR A TIE, at the northwest comer of said Tract 1-A, whence the U.S.G.S. Brass Tablet stamped "Black 2, 1977", having New Mexico State Plane coordinate values (Central Zone) of Y=1,530,241.52 and X=372,920.43 bears S.38(degree)2l 19" E.. a distance of 1773.37 feet; thence,

S.89(degree)43'09" E., a distance of 421.64 feet along the northerly boundary line of said Tract 1-A to the northeast comer of the parcel of land herein described; thence,

Along the proposed lot line of the parcel of land herein described as follows:

S.00(degree)16'51"W., a distance of 262.77 feet to a point; thence,

S.66(degree)47'04"E., a distance of 84.96 feet to a point; thence,

S.23(degree)12'21"W., a distance of 143.98 feet to a point; thence,

N.66(degree)47'04"W., a distance of 218.47 feet to a point; thence,

S.23(degree)12'56"W., a distance of 225.88 feet to a point; thence,

S.66(degree)47'04"E., a distance of 83.07 feet to a point; thence,

S.23(degree)12'04"W., a distance of 103.00 feet to a point on the northerly right-of-way line of McMahon Boulevard, N.W. being the southeasterly corner of the parcel of land herein described; thence,

N.66(degree)47'04"W., a distance of 207.16 feet along the northerly right-of-way line of McMahon Boulevard, N.W. to the southwest corner of said Tract 1-A; thence

N.00(degree)15'46"E., a distance of 597.89 feet to the northwest corner and POINT OF BEGINNING of the parcel of land herein described, and containing 219,207 square feet (5.0323 acres), more or less.